201

ZIOPHARM Oncology

This Certificate is transferable in New York, NY

ZIOPHARM ONCOLOGY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 98973P 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

ZIOPHARM ONCOLOGY, INC.

(hereinafter the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT

TREASURER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(New York, NY)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720 PROOF OF SEPTEMBER 28, 2005 ZIOPHARM ONCOLOGY, INC. TSB 21329 FC
SALES: P. SHEERIN 773-523-8171	Operator: Ron
/ ETHER 7 / LIVE JOBS / Z / ZIOPHARM 21329 FC	Rev. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Log prints in PMS 032 and Black. Intaglio prints in SC-15 Maroon.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

ZIOPHARM ONCOLOGY, INC.

The Corporation will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Corporation or to the Transfer Agent and Registrar.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ______ (Cust) Custodian ______ (Minor) under Uniform Gifts to Minors Act ______ (State)

UNIF TRF MIN ACT– ______ (Cust) Custodian (until age ______) ______ (Minor) under Uniform Transfers to Minors Act ______ (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[______] ______________________

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________ Shares

of the Class A Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED ______________ X ______________________

X ______________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST STRICTLY CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR AND WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

BY ______________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720 PROOF OF SEPTEMBER 27, 2005 ZIOPHARM ONCOLOGY, INC. TSB 21329 BK
SALES: P. SHEERIN 773-523-8171	Operator: Ron
/ ETHER 7 / LIVE JOBS / Z / ZIOPHARM 21329 BK	New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF